                                                                   Exhibit 10.53
                                                                   -------------


                      AMENDMENT TO COSO EXCHANGE AGREEMENT
                      ------------------------------------


The Parties to the EXCHANGE AGREEMENT dated January 11, 1994 do hereby amend said Agreement to substitute the attached revision of Exhibit A dated April 12, 1995 in place of the original Exhibit A.


                                 "PARTNERSHIPS"

Coso Energy Developers                             Coso Power Developers
By Coso Hotsprings Intermountain Power             By Coso Technology Corporation


By:/s/  Thomas R. Mason                            By:/s/  Thomas R. Mason
   -----------------------------------                -----------------------------

Title: President                                   Title: President

By Caithness Coso Holdings, L.P.                   By Caithness Navy II Group, L.P.
By Caithness BLM Group, L.P.                       By Mojave Power IV, Inc.
By Mojave Power III, Inc.
By:/s/  James D. Bishop, Jr.                       By:/s/  James D. Bishop, Jr.
--------------------------------------               ------------------------------

Title: President                                   Title: President

By Caithness CEA Geothermal, L.P.                  Coso Finance Partners
By Mojave Power III, Inc.                          By China Lake Operating Company

By: /s/  James D. Bishop                           By:/s/  Thomas R. Mason
    ----------------------------------                -----------------------------

Title: President                                   Title:   President

                                                   By ESCA Limited Partnership
                                                   By ESI Geothermal Inc.
                                                   By:/s/ Kenneth P. Hoffman
                                                      -----------------------------

                                                   Title: President

                                                   By Mojave Power, Inc.
                                                   By:/s/  James D. Bishop, Jr.
                                                      -----------------------------

                                                   Title:    President

                                   "OPERATOR"
                        California Energy Company, Inc.

               By:      /s/ Thomas R. Mason
                  --------------------------------------------
                           Thomas R. Mason, President